Investor Presentation January 2012 Exhibit 99.1

Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by
SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-
looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke undertakes no obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
January 2012

Distribution Summary
Distributing Company: Sunoco, Inc.
Distributed Company: SunCoke Energy, Inc.
Distributed Securities: NYSE / SXC
Distribution Ratio: 0.53046456 share of SXC stock for each share of SUN held
Issue: Special Stock Dividend to SUN Shareholders
Shares Issued: 56,660,000
Total Shares Outstanding: 70.0 million
Record Date: January 5, 2012
Distribution Date: January 17, 2012
Enterprise Value: Approximately $1.5 billion including debt as of January 6, 2012
January 2012

Today’s Presenters
Ryan Osterholm
Director of
Finance and
Investor Relations
Fritz Henderson
Chairman &
Chief Executive
Officer
Joined SunCoke in 2010
Executive at General Motors for over 26 years
President and Chief Executive Officer
President and Chief Operating Officer
Vice Chairman and Chief Financial Officer
Chairman of GM Europe
President of GM Asia Pacific
Group Vice President and President of GM-LAAM
Joined SunCoke in 2007
Prior roles include:
Director, Business Development and Strategy SunCoke Energy
Various Financial, Strategy and Business Development roles at Public Service
Enterprise Group
Mark Newman
Senior Vice
President &
Chief Financial
Officer
Joined SunCoke in 2011
Prior roles include:
Ally Financial, Inc.: Vice President, Remarketing and Managing Director
of SmartAuction
GMAC: CFO of North America; Vice Chairman, GMAC Bank
General Motors: CFO of GM North America; Assistant Treasurer and
General Director;  Vice President & CFO of Shanghai GM
January 2012

Jewell
Coke
28%
Coal
Mining
12%
Int'l Coke
9%
Other Domestic Coke
51%
SunCoke Introduction
Pro Forma 2011
Adjusted EBITDA
(1)
Estimate
(excluding Corporate Segment)
2011 Estimates:
•Revenue of $1.5 -
$1.6 billion
•Adjusted EBITDA
(1)
of $148 – $153 million
(1)  For a definition of Adjusted EBITDA, please see the appendix.
January 2012
Largest independent producer of
metallurgical coke in Americas with
nearly 50 years experience
~85% of Adjusted EBITDA
(1)
generated by cokemaking business
Secure, long-term take-or-pay
contracts with leading steelmakers
Metallurgical coal mining operations
in Virginia and West Virginia
Projected 2011E production of
1.4 million tons
High quality metallurgical coal
reserves; primarily mid-vol.

5.9 million tons of capacity with
new Middletown, Ohio facility
Six cokemaking facilities; five in
U.S. and one in Brazil
More than doubled capacity
since 2005
Proven ability to permit, develop,
construct and start up new
facilities and work internationally
Industry leading environmental
signature:  U.S. EPA Maximum
Achievable Control Technology
The Leading Independent Cokemaker
SunCoke
Cokemaking Capacity
(Tons in thousands)
January 2012
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2004 2005 2006 2007 2008 2009 2010 2011
Jewell Coke Indiana Harbor Haverhill I
Vitória Haverhill II Granite City
Middletown

SunCoke’s Heat Recovery Oven vs. By-Product Oven
SunCoke’s technology is the industry’s environmental standard and provides many advantages over the traditional cokemaking process
Pressurization
Negative pressure
Positive pressure
Air Emissions
MACT standard for new batteries
Potential for emission of hazardous
compounds
Power Generation
Cogenerates power
Power consuming process
Hazardous Inputs
None
Yes – sulfuric acid
Volatile Organic Compounds
Complete combustion
No combustion
Solid Wastes
No toxic solid wastes
Process produces toxic waste
streams
SunCoke Heat Recovery Traditional By-Product
January 2012

SunCoke‘s Value Proposition
January 2012
Provide an assured supply of coke to steelmakers
Larger, stronger coke for improved blast furnace performance
Demonstrated sustained 30% turndown; higher turndown on temporary basis
High quality coke with cheaper coal blends
Burn loss vs. by-product
Capital preservation and lower capacity cost per ton; particularly relative to greenfield investment
Stringent U.S. regulatory environment
Power prices and reliability versus value of coke oven gas and by-product
"credits"
High Quality &
Reliable Coke
Supply
Turndown
Flexibility
Coal Flexibility
Capital
Efficiency
and Flexibility
Environmental /
Economic
Trade-offs
–

SunCoke’s Contract Proposition
Plant Production and Environmental
Compliance
Permits and Approvals
Engineering, Procurement &
Construction
Capital Funding and Ownership
Reliable, High-Quality Coke Supply
Deliver coke to customers through a competitive turnkey solution, which produces a consistent stream of earnings
Operating Cost Component
(Pass-Through)
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass-Through)
Take-Or-Pay
Taxes and Transportation and Future
Environmental Costs (Pass-Through)
Coke fee
Energy fee
SunCoke
Energy
Customer
Typical Key Coke Sales Agreement
Provisions
What SunCoke Offers
January 2012

Focused Growth Strategy
Expand domestic coal production from current reserves and
improve efficiency of existing mines
We believe
SunCoke
Energy is
uniquely
positioned for
continued
investment and
earnings
growth
Continue to grow our U.S. and Canada cokemaking businesses;
reserving portion of future coke capacity for market sales
Grow international footprint in key growth markets with
immediate focus on India
Growth Initiatives
January 2012

$200
$300
$400
$500
$600
$700
Jan-08 Jan-09 Jan-10 Jan-11
SunCoke's U.S. and Canada Market Position
Chinese Coke Price vs. Representative SunCoke Price North American Coke Imports
SunCoke believes it has the opportunity to displace higher cost coke imports
.
SunCoke Chinese
Q3 2011 Average: $399 $440
2010 Average: $336 $414
2008-2010 Average: $326 $430
(US$/ton)
(Tons in millions)
Source: CRU, The Annual Outlook for Metallurgical Coke 2011.
(1) Represents SunCoke’s domestic cokemaking capacity weighted by the number of months each facility operated during that year.
(1)
Source: Steel Business Briefing, 2012
(1) Other Domestic Coke sales and other operating revenues divided by tons sold.
January 2012
5.4
3.6
2.5
2.6
2.8
3.6
5.6
1.3
2.4
2.8
2.3
–
1.0
2.0
3.0
4.0
5.0
6.0
2006 2007 2008 2009 2010 2011E 2012E 2013E 2014E 2015E 2021E
SunCoke domestic coke sales volumes
SunCoke weighted-average domestic cokemaking capacity
(1)

SunCoke's U.S. and Canada Market Position
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
(1) Chinese Coke Production Costs net of By-Product Credits; does not include return on capital.
($ per ton of coke)
January 2012
SunCoke Domestic Coke Pricing vs. Chinese Imports
$320
$442
$517
$399
$11
$130
$50
$25
$0
$100
$200
$300
$400
$500
Chinese Coke
Production Costs (1)
Handling/Transportation
to Chinese Port
Average Export
License/Tax Cost (40%
Tariff)
Chinese Coke Cost FOB
Chinese Port
Transportation to U.S. Handling Losses Net of
Breeze Value
Chinese Coke Price
Delivered to U.S.
Q3 '11 SunCoke
Domestic Coke Price
40%
Tariff

2010 U.S. & Canada Coke Supply
SunCoke’s U.S. and Canada Market Position
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
Replace aging coke batteries operated by integrated steel producers
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
January 2012
12 million tons or 56% of coke capacity at facilities
>30 years old
Integrated
Steel
Producers
60%
SunCoke
18%
DTE
5%
Other Merchant &
Foundry
7%
Imports
10%
Aging Cokemaking Facilities
9
41
28% 28%
SunCoke U.S. & Canada
(excl SXC)
30-40 years 40+ years
Average Age
%  of U.S. & Canada
coke production

19
22
17
19 19
20
12
18
18
19
51
27
40
48
–
10
20
30
40
50
60
2006 2007 2008 2009 2010 2011E 2012E 2013E 2014E 2015E
Blast Furnace Coke Demand BF/BOF Crude Steel Production
SunCoke's U.S. and Canada Market Position
BF/BOF Crude Steel Production
and Blast Furnace Coke Demand
3
2
Aging battery
replacement
Demand growth with
market recovery
Expected demand
opportunity by
2015
5
2010 Coke Rate:
894 lbs/thm
2015E Coke Rate:
800 lbs/thm
Market Opportunity
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
In million tons
million tons
January 2012
• We believe SunCoke is positioned to capture significant share of market opportunity
• Next U.S. coke plant size anticipated to be up to 1.1 million tons
• Near-term focus remains on obtaining permits; anticipated in latter half of 2012
• Will defer seeking customer commitments until further progress on permits achieved in light of current economic outlook

India – Macro Outlook
• 1.2 billion people today
• Projected 1.5 billion by 2030
• Growth equal to the entire U.S.
population
• Less than 50% urban population
• Vehicle production 3.6 MM (’11)
vs. 13 MM in NAFTA
• Lowest steel intensity of BRICs
• Economy expected to grow
6-8% per year
• Per capital income could triple
Per  Capita Crude Steel Use
(2010)
Kg/y
India 58
Brazil 147
United States 292
China 445
World Avg. 221
Source: World Steel Association, 2011.
Significant Expected GDP Growth
Source: CIA World Factbook.
January 2012
Population growth
Urbanization
Economic prosperity
Source:  Census.gov, United States Census Bureau - International Data Base, CIA World Factbook.

India Opportunity for SunCoke
GROWING STEEL MARKET
• Projected to be 3rd largest
steel market by 2020
• Blast furnace to play a
critical role in growth
COKE SUPPLY DEFICIT
• Importing between 2 and
5 million tons annually
• Coke capacity investment
lags steel investment
ACTIVE MERCHANT MARKET
• 3.5 million tons merchant
production or 13% of total
• 17 active merchant coke
producers
ELECTRIC POWER DEFICIT
• 10% - 20% short power
• Average wholesale price
>$80 mwh (2x U.S. rate)
India
Steel/Coke
Market
Strong market
fundamentals
with good fit
for SunCoke
technology
January 2012
Sources:  CRU, The Annual Outlook for  Metallurgical Coke 2011,  CIA World Factbook.

290
344
393
493
520
570
339 366
411
439
467
464
966
1,069
732
626
912
855
792
691
552
545
–
150
300
450
600
750
900
1,050
1,200
2006 2007 2008 2009 2010 2011E 2012E 2013E 2014E 2015E 2021E
Chinese Consumption of Coke Chinese Crude Steel Production
Why is China Important?
Chinese Crude Steel Production and Coke Consumption
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
In million tons
Rest of
World
48%
China
45%
      U.S. & Canada
2011E World Steel Production
Rest of
World
35%
China
62%
U.S. &
Canada
2011E World Coke Production
7%
3%
January 2012
•
Chinese steel market represents 45% of
world production
•
Steel market expected to grow 46%
over the next 10 years producing an
incremental 300+ million tons (more
than 2x entire U.S. market)
•
Integrated steelmaking comprises 90%
of production, driving China to
represent 62% of the world coke
market
•
China’s coke demand expected to grow
approximately 160 million tons in the
next 10 years (equivalent to nearly 7
U.S. markets)
•
Chinese government has targeted
closure of nearly 40 million tons of
older/inefficient coke capacity
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.

Coal Expansion
0.35 million tons expected
surface mining
1.15 million tons
expected production from Jewell
underground mines
0.30 million tons HKCC acquisition
Projected 2012 Coal Production Planned Growth Current Operations
Underground
Mining
Surface
Mining
Selective
Reserve
Additions
1.80 million tons
(Projected 2012 production; an
estimated increase of approximately
0.4 million tons from 2011E  )
+
+
=
106 million tons of proven
and probable reserves
Reserve life of 50+ years
Near term focus on increasing
productivity at existing mines;
will defer opening new mines
until 2013
Currently limited to highwall
mining at HKCC
Signed agreement to extract
additional surface tons
Expect 1.2 million tons
over 3 years beginning in
2012
Acquired Harold Keene Coal
Companies in January 2011
Open to opportunistic
additions of coal reserves
January 2012

2011 Summary
• Continued sequential quarterly operational and financial improvements, generating full year estimated 2011 Adjusted EBITDA of $148 - $153 million
• Coke earnings growth on track with Indiana Harbor operating improvements and increased ownership interest plus Middletown startup
• Took first steps in our India entry strategy; conducted due diligence and began negotiating definitive agreements for India entry
• Grew earnings in Coal Mining segment despite challenges, positioned business for upside in 2012/2013
• Solid liquidity position even after Indiana Harbor partnership purchase and working capital build
• Built management team to support public company, completed IPO and raised $730 million of debt
In 2011, we strengthened our foundation
and positioned business for growth in 2012 and beyond
January 2012

2012 Priorities
•
Execute the start up of Middletown; expect to reach full production levels no later than July 2012
•
Achieve targeted coke production volumes of 4.0 to 4.2 million tons through ongoing focus on operational excellence, including safety and environmental stewardship, at all facilities
•
Continue permitting work for potential new U.S. plant in anticipation of a market recovery
•
Implement India entry strategy by completing due diligence and negotiating definitive agreements
•
Drive improved productivity at existing mines; mining a projected
1.8 million tons and positioning segment for future expansion
January 2012

Coal Expansion
Coal prices offer attractive growth and
return on capital in our coal mining business
SunCoke’s Mid-Vol. Coal
Contract Prices
$130
$165
2010 2011 2012E
$170 - $190
2012
Estimates
MV
(2)
HV Thermal Total
Sales Tons (1)
1,550k 150k 150k 1,850k
% Committed
88% 27% 40% 79%
Price of
Committed
Tons (per ton)
$177 $130 $81 $171
Estimated Price Range of Uncommitted Tons (per ton)
High $180 $125 $80
Low $160 $105 $60
(1)
Includes approximately 50k of purchased coal.
(2)
Includes approximately 200k of 2011 carryover tonnage at $165.
January 2012
($ per ton)

$148 - $153
$72 -$82
$25 - $40
2011E
Adj. EBITDA
Coke Coal Mining Corporate
and Other
2012E
Adj. EBITDA
$250 - $280 $250 - $280
2012 Adjusted EBITDA (1) Outlook
Estimated 2012 Adjusted EBITDA
(1)
projected to increase by $102 million to $123 million versus projected 2011;
expect 80% - 85% of 2012 Adjusted EBITDA
(1, 2)
will be generated by cokemaking business
($ in millions)
(1) For a definition of Adjusted EBITDA, please see the appendix.
(2) Excluding corporate costs.
• Middletown
• Indiana Harbor
improvement
• Higher prices and
volumes
January 2012
$0 - $5

2012 Outlook Summary
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
Capital Expenditures
& Investments
Approximately $150 million
Free Cash Flow
(2)
$50 million +
Effective Tax Rate 20% – 24%
Corporate Costs $30 million - $35 million
Coke Production 4.0 - 4.2 million tons
Coal Production Approximately 1.8 million tons
EPS (at 22% tax rate) $1.30 - $1.65
January 2012
(1) For a definition of Adjusted EBITDA, please see the appendix
(2) For a definition of Free Cash Flow, please see the appendix

SunCoke Summary
•
Meaningful earnings growth potential expected from critical
actions taken in 2011 to drive profitability and cash flow
improvement
Addressed operational issues
Successful start-up of Middletown
Framed coal expansion for current environment
•
Stable, repeatable growth from Coke expected with modest
on-going capital expenditures
•
U.S. continues to be key priority; with India entry expected in 2012
January 2012

24 Appendix January 2012

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization
(“EBITDA”) adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations.  EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our
Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing
Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and
Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the
Company’s assets and is indicative of the Company’s ability to generate cash from operations.
Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-
controlling interests.  Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses.
Definitions
January 2012

Estimated EBITDA Reconciliation, $MM
2011E Net Income to Adjusted EBITDA Reconciliation
January 2012
2011 2011
Low High
Net income $64 $70
Depreciation, depletion, and amortization 60 59
Total financing costs, net 2 1
Income tax expense (benefit) 9 11
EBITDA
$135 $141
Sales discounts 13 13
Noncontrolling interests 0 (1)
Adjusted EBITDA
$148 $153

       2012
       Low
       2012
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense (benefit) 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation, $MM
2012E Net Income to Adjusted EBITDA Reconciliation
January 2012

Estimated Free Cash Flow Reconciliation, $MM
2012E Estimated Free Cash Flow Reconciliation
January 2012
2012
Cash from (i) operations; In excess of 204 $
(ii) less investing; Approx. (150)
(iii) less payments to minority interest Approx. (4)
Free Cash Flow In excess of 50 $

29 Media releases and SEC filings are available on our website at www.suncoke.com Contact Investor Relations for more information: 630-824-1907 January 2012